UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 27, 2021

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Celso L. Goncalves Jr.
On August 27, 2021, the Board of Directors of Cleveland-Cliffs Inc. (the “Company”) elected Celso L. Goncalves Jr., age 33, as Executive Vice President, Chief Financial Officer of the Company, effective September 1, 2021. Mr. Goncalves most recently was Senior Vice President, Finance & Treasurer of the Company, a position he held since March 2020, and also served as Vice President, Treasurer of the Company from January 2018 to March 2020. Prior to that, Mr. Goncalves held the position of Assistant Treasurer of the Company from September 2016 to January 2018. Prior to joining the Company, Mr. Goncalves worked in Investment Banking at Deutsche Bank and at Jefferies.
In connection with his election as Executive Vice President, Chief Financial Officer of the Company, Mr. Goncalves will be entitled to receive, effective September 1, 2021, an increased annual base salary of $550,000, an increased target short-term annual cash incentive opportunity as a percentage of base salary from 90% to 100%, and starting in 2022 an increased target long-term incentive opportunity as a percentage of base salary from 150% to 200%. The Company’s performance awards are payable from 0% to 200% of target, and long-term incentive awards are delivered in equally weighted amounts of performance cash awards, performance shares awards and service-based restricted stock units. The Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2021 (the “Proxy Statement”) provides a detailed description of the material plans, contracts or arrangements to which Mr. Goncalves is a party or in which Mr. Goncalves participates.
There are no arrangements or understandings between Mr. Goncalves and any other persons pursuant to which he was selected to serve in his new position. Mr. Goncalves is the son of C. Lourenco Goncalves, the Chairman, President and Chief Executive Officer of the Company. Except as set forth above, there are no transactions or any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Goncalves had or will have a direct or indirect material interest. Except as set forth above, there are no material plans, contracts or arrangements to which Mr. Goncalves is a party or in which he participates that were entered into or material amendments in connection with Mr. Goncalves’ appointment as Executive Vice President, Chief Financial Officer of the Company, nor any grants or awards to Mr. Goncalves or any modifications thereto, under any such plan, contract or arrangement in connection with Mr. Goncalves’ appointment.
Clifford T. Smith
On August 27, 2021, the Board of the Directors of the Company elected Clifford T. Smith, age 61, as Executive Vice President & President, Cleveland-Cliffs Steel, effective September 1, 2021. Mr. Smith most recently served as Executive Vice President, Chief Operating Officer of the Company, a position he held since January 2019. He previously served as Executive Vice President, Business Development of the Company from April 2015 to January 2019.
Mr. Smith was listed as a “named executive officer” in the Proxy Statement, which provides a detailed description of the material plans, contracts or arrangements to which Mr. Smith is a party or in which he participates. There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was selected to serve in his new position, and there are no related party transactions to report regarding Mr. Smith.
Keith A. Koci
On August 27, 2021, the Board of the Directors of the Company elected Keith A. Koci, age 56, as Executive Vice President & President, Cleveland-Cliffs Services, effective September 1, 2021. Mr. Koci most recently served as Executive Vice President, Chief Financial Officer of the Company, a position he held since February 2019. Prior to joining the Company, Mr. Koci served as Senior Vice President and Chief Financial Officer of Metals USA Holdings Corp., a network of metals service centers for steel and other metal products, since the acquisition of Metals USA by Reliance Steel & Aluminum in 2013.

In connection with his election as Executive Vice President & President, Cleveland-Cliffs Services, Mr. Koci will be entitled to receive, effective September 1, 2021, an increased annual base salary of $650,000, an increased target short-term annual cash incentive opportunity as a percentage of base salary from 100% to 120%, and starting in 2022 an increased target long-term incentive opportunity as a percentage of base salary from 200% to 250%. Mr. Koci was listed as a “named executive officer” in the Proxy Statement, which provides a detailed description of the material plans, contracts or arrangements to which Mr. Koci is a party or in which he participates. There are no arrangements or understandings between Mr. Koci and any other persons pursuant to which he was selected to serve in his new position, and there are no related party transactions to report regarding Mr. Koci.
A copy of the press release relating to the officer elections described above in this Item 5.02 is attached hereto as Exhibit 99.1.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
The Code of Business Conduct and Ethics of the Company, as well as the Company’s corresponding Conflicts of Interest Policy, generally provide that it is a conflict of interest when an employee has influence or control over the job responsibilities, performance evaluation, compensation or promotion of a family member. Accordingly, in connection with Mr. Goncalves’ appointment as Executive Vice President, Chief Financial Officer of the Company, due to Mr. Goncalves’ familial relationship with C. Lourenco Goncalves, the Chairman, President and Chief Executive Officer of the Company, on August 27, 2021, the Board of Directors of the Company approved a waiver of the applicable provisions of the Code of Business Conduct and Ethics and the Conflicts of Interest Policy.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.
Exhibit Number	Description

99.1	Cleveland-Cliffs Inc. published a news release on August 30, 2021, captioned “Cleveland-Cliffs Announces Executive Management Promotions.”
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	August 30, 2021	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary
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